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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-5)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                    333-14225              13-3439681
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

Seven World Trade Center
New York, New York                                          10048
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:



                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                       Description
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     1                      23                Consent of Independent Accountants

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 17, 1996

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:      /s/ Vincent J. Varca
                                   -----------------------------
                                   Name:    Vincent J. Varca
                                   Title:   Assistant Vice President

                                INDEX TO EXHIBITS
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     Exhibit No.                 Description                             Page
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           1              Consent of Coopers & Lybrand L.L.P.             5